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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 19, 2006
(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On September 19, 2006 Steve Rogel, Chairman, President and Chief Executive Officer and Patty Bedient, Sr. Vice President, Finance and Strategic Planning of Weyerhaeuser Company participated in the UBS Global Paper and Forest Products Conference. The script of the presentations is furnished as Exhibit 99.1. A copy of the presentation slides is furnished as Exhibit 99.2 to this report. These exhibits and a webcast of the presentations are available on the Company’s website.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	The following items are filed as exhibits to this report:
Exhibit 99.1 – UBS Global Paper and Forest Products Conference script of Steve Rogel and Patty Bedient dated September 19, 2006
Exhibit 99.2 – UBS Global Paper and Forest Products Conference presentation slides dated September 19, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
Its: Vice President and Chief Accounting Officer

Date: September 19, 2006